EXHIBIT 10(b)

                  BRINKER INTERNATIONAL, INC.
                   1991 STOCK OPTION PLAN FOR
             NON-EMPLOYEE DIRECTORS AND CONSULTANTS


                          INTRODUCTION


       The   Board  of  Directors  and  Shareholders  of  Brinker

International,  Inc.  (the  "Company")  adopted  a  program   for

granting  non-qualified  stock options to non-employee  directors and consultants which is formalized by the following Stock Option

Plan for Non-Employee Directors and Consultants (the "Plan"):

      1.    PURPOSE.   The  purpose of the  Plan  is  to  provide

directors of the Company who are not employees of the Company  or its  subsidiaries  and certain consultants and  advisors  with  a proprietary  interest  in  the Company through  the  granting  of options which will:

           a. increase their interest in the Company's welfare;

           b. furnish them an incentive to continue their services for the Company; and

          c. provide a means through which the Company may attract able persons to serve on its Board of Directors and act as consultants or advisors.

      2.    ADMINISTRATION.  The Plan will be administered by the

Committee.

     3.   PARTICIPANTS.  The directors of the Company who are not

employees  of the Company or its subsidiaries are to  be  granted options under the Plan. In addition, certain Consultants  may  be granted  options under the Plan.  Upon such grant, the  optionees will become participants in the Plan.

      4.    SHARES  SUBJECT TO PLAN.  Options may not be  granted

under  the Plan for more than 587,500 shares of Common  Stock  of the  Company,  but  this number may be adjusted  to  reflect,  if deemed  appropriate by the Committee, any stock  dividend,  stock split, share combination, recapitalization or the like, of or  by

the  Company.   Shares  to  be optioned  and  sold  may  be  made

available  from  either authorized but unissued Common  Stock  or

Common Stock held by the Company in its treasury.  Shares that by reason  of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the  Plan may be reoffered under the Plan.

       5.     ALLOTMENT  OF  SHARES.  As  part  of  the   overall

compensation   for  directors  of  the  Company,  each   eligible

director,  upon  being elected to the Board of  Directors,  shall receive  as  partial compensation for serving  on  the  Board  of

Directors  (a) a grant of 20,000 stock options and (b) an  annual cash payment, at least 25% of which must be taken in the form  of

stock  options.   If  a  director  is  being  nominated  for   an

additional  term on the Board of Directors, each such renominated director will receive an additional grant of 10,000 stock options at the beginning of such director's new term.  A director's stock options will be granted as of the 60th day (or if the 60th day is not  a  business  day,  on  the first  business  day  thereafter)

following the date of the annual meeting of shareholders at which such  director was elected to the Board of Directors (or, if such director was elected or appointed to the Board of Directors other than at an annual meeting of shareholders), such options will  be granted  as  of  the 60th day following the date of  election  or appointment to the Board of Directors (or if the 60th day is  not

a  business day, on the first business day thereafter).   Members

of  the  Board  of  Directors who have served  on  the  Board  of

Directors  for  four (4) years and are asked  by  the  Nominating

Committee to continue to serve on the Board of Directors shall be entitled  to  a  grant  of  10,000 stock  options  and  the  cash compensation described in clause (b) above.  The Committee  shall determine the number of shares of Common Stock to offer from time to  time  by  grant of options to Consultants.  The grant  of  an option to a Consultant shall not be deemed either to entitle  the

Consultant   to,   or   to   disqualify  the   Consultant   from,

participation in any other grant of options under the  Plan.  The maximum  number  of shares with respect to which options  may  be granted  pursuant  to  the  Plan to any  individual  director  or consultant during any fiscal year of the Company may in no  event exceed 100,000.

      6.   GRANT OF OPTIONS.  All director options under the Plan

shall  be  granted  as  provided in Section  5.   All  Consultant

options  under  the Plan shall be granted by the Committee.   The

grant  of  options shall be evidenced by stock option  agreements containing  such  terms and provisions as  are  approved  by  the

Committee, but not inconsistent with the Plan.  The Company shall execute  stock  option  agreements  upon  instructions  from  the

Committee.

      7.    OPTION PRICE.  The option price shall be equal to the

closing price of Common Stock on the date the option is granted.

      8.    OPTION PERIOD.  The Option Period will begin  on  the

effective date of the option grant and will terminate on the 10th anniversary of that date.  A director option will also  terminate at  5:00  p.m.  on  the date the option holder  ceases  to  be  a director of the Company for reasons of dishonesty, whether in the

course   of  directorship  or  otherwise,  or  for  assisting   a

competitor  of the Company or its subsidiary without  permission,

or  for  interfering  with  the  Company's  relationship  with  a customer, or for any similar action or willful breach of duty  to

the   Company   (hereinafter   collectively   referred   to    as

"disloyalty").   The Committee may provide for  the  exercise  of

director  or  Consultant options in installments  and  upon  such

terms,  conditions,  and restrictions as it may  determine.   The

Committee may provide for termination of a Consultant's option in the case of termination of Consultant status or any other reason.

      9.    RIGHTS  IN  THE EVENT OF DEATH OR DISABILITY.   If  a

participant dies or becomes disabled prior to termination of  his right to exercise an option in accordance with the provisions  of his  stock option agreements without totally having exercised the

option,   the   unvested  portion  of  the  option  will   become

immediately vested and the option may be exercised subject to the provisions of Section 11 hereof, (a) in the case of death, by the participant's estate or by the person who acquired the  right  to exercise  the  option by bequest or inheritance or by  reason  of death of the participant or (b) in the case of disability, by the participant or his personal representative.

      10.   PAYMENT.  Full payment for the shares purchased  upon

exercising  an option shall be made in cash or by  check  at  the time of exercise, or on such other terms as are set forth in  the applicable option agreement.  No shares may be issued until  full payment  of  the  purchase price therefor has been  made,  and  a participant  will have none of the rights of a stockholder  until shares are issued to him.

     11.  EXERCISE OF OPTION.

           a.    Options granted under the Plan to directors

     may  be  exercised during the Option  Period,  at  such

     times,  in such amounts, in accordance with such  terms

     and  subject to such restrictions as are determined  by

     the  Committee  and set forth in the  applicable  stock

     option  agreements.  Except as provided in  the  fourth

     and  fifth  sentences of Section 5 and  in  Section  9,

     director  options shall be exercisable in the following

     cumulative installments:

                     i.    Up to one-third of the total
          optioned shares at any time after the second anniversary of the effective date of grant if the holder is still a director on such anniversary date;

                     ii.  Up to an additional one-third
          of the total optioned shares at any time after the third anniversary of the effective date of grant if the holder is still a director on such anniversary date; and

                     iii. Up to an additional one-third
          of the total optioned shares at any time after the fourth anniversary of the effective date of grant if the holder is still a director on such anniversary date.


     Notwithstanding  the foregoing, if a  director  retires

     from  the Board of Directors after serving a four  year

     term,  any options granted to such director during  his

     term on the Board of Directors shall be exercisable  on

     the previously referenced anniversary dates even though

     such  director  may  not be serving  on  the  Board  of

     Directors as of such anniversary date.

          b.   Options granted to Consultants under the Plan

     may  be  exercised during the Option  Period,  at  such

     times,  in such amounts, in accordance with such  terms

     and   subject   to   such  restrictions   and   vesting

     requirements as are determined by the Committee and set

     forth in the applicable stock option agreements.

           c.    The Committee shall provide in stock option

     agreements that, notwithstanding the grant of an option

     requiring    the   exercise   thereof    in    periodic

     installments, the total number of options  granted  may

     be  exercisable, at the election of the holder, upon  a

     material change in control of the voting securities  of

     the Company.  For purposes hereof, a material change in

     control  of the voting securities of the Company  shall

     be  deemed  to include, but not necessarily be  limited

     to,  the  dissolution or liquidation of the Company,  a

     merger  of  the  Company into, or  acquisition  of  the

     Company  by, another entity, the sale or conveyance  of

     all  or substantially all of the assets of the Company,

     the  acquisition of a majority of the voting securities

     of  the  Company by any person or entity  or  group  of

     affiliated persons or entities, or any other  event  as

     determined by the Committee.

     12.  CAPITAL ADJUSTMENTS AND REORGANIZATIONS.  The number of shares of Common Stock covered by each outstanding option granted under  the Plan and the option price may be adjusted to  reflect,

as deemed appropriate by the Committee, any stock dividend, stock split,  share  combination, exchange of shares, recapitalization,

merger,  consolidation, separation, reorganization,  liquidation,

or the like, of or by the Company.

      13.   NON-ASSIGNABILITY.  Options may  not  be  transferred

other  than  by  will or by the laws of descent and distribution.

During a participant's lifetime, options granted to a participant may be exercised only by the participant.

     14.  INTERPRETATION.  The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the  operation  of the Plan as it determines to be advisable  for the  administration of the Plan.  The Committee may  rescind  and amend its rules and regulations.

      15.   AMENDMENT OR DISCONTINUANCE.  The Plan may be amended

or  discontinued by the Board of Directors of the Company without the  approval of the stockholders of the Company, except that any

amendment  that  would  (a)  materially  increase  the   benefits

accruing  to participants under the Plan, (b) materially increase the  number of securities that may be issued under the  Plan,  or

(c)   materially  modify  the  requirements  of  eligibility  for participation in the Plan must be approved by the stockholders of the  Company.  In addition, to the extent that an amendment would affect director options, the Plan shall not be amended more  than once every six (6) months, other than to comport with changes  in the  Internal  Revenue  Code of 1986, as  amended,  the  Employee

Retirement Income Security Act of 1974, as amended, or the  rules thereunder.

      16.  EFFECT OF PLAN.  Neither the adoption of the Plan  nor any  action of the Committee shall be deemed to give any director or  Consultant  any  right to be granted an  option  to  purchase

Common Stock of the Company or any other rights except as may  be evidenced  by  the  stock  option  agreement,  or  any  amendment thereto, duly authorized by the Committee and executed on  behalf of  the Company and then only to the extent and on the terms  and conditions expressly set forth therein.

      17.   TERM.   Unless sooner terminated  by  action  of  the

Committee,  this  Plan  will terminate  on  May  14,  2001.   The

Committee  may not grant options under the Plan after that  date,

but  options  granted  before  that  date  will  continue  to  be effective in accordance with their terms.

      18.  DEFINITIONS.  For the purpose of this Plan, unless the context  requires otherwise, the following terms shall  have  the meanings indicated:

           a. "Committee" means the Executive Committee of the Board of Directors of the Company;

           b. "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value);

           c. "Company" means Brinker International, Inc., a Delaware corporation;

           d. "Consultant" means a consultant or advisor who is not an officer, director, or ten percent (10%) stockholder of the Company within the meaning of 16 of the Securities Exchange Act of 1934 and who renders bona fide services to the Company or a subsidiary of the Company otherwise than in connection with the offer or sale of securities in a capital-raising transaction;

          e. "Option Period" means the period during which an option may be exercised;

           f.   "Plan" means this Stock Option Plan for Non-
     Employee Directors and Consultants, as amended from time to time; and

           g. "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of this option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.